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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report

                        (Date of earliest event reported)

                                 March 26, 2004


                                CSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                         0-21714                  34-1687530
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


   6 West Jackson Street, P.O. Box 232, Millersburg, Ohio           44654
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         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (330) 674-9015
                                                          --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5. Other Events

The Board of Directors of CSB Bancorp, Inc. has declared a first quarter cash dividend of $.13 per share payable to shareholders of record on March 31, 2004. The dividend will be paid on April 20, 2004.

Item  7.   Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit Number    Description of Exhibit
         --------------    ----------------------

              99.1         Press Release of CSB Bancorp, Inc., dated
                           March 26, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CSB BANCORP, INC.


Date: March 26, 2004                         By: /s/ A. Lee Miller
                                                 ------------------------------
                                                 Senior Vice President and
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit
--------------    ----------------------

     99.1         Press Release of CSB Bancorp, Inc., dated March 26, 2004